UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                  May 13, 2003

                            ULTRALIFE BATTERIES, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
         (State or other jurisdiction of incorporation or organization)

         0-20852                                         16-1387013
         -------                                         ----------
(Commission File Number)                    (I.R.S. Employer Identification No.)

                 2000 Technology Parkway, Newark, New York      14513
                 ----------------------------------------------------
               (Address of principal executive offices)      (Zip Code)

                                 (315) 332-7100
                                 --------------
              (Registrant's telephone number, including area code)

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Item 7. Financial Statements, Pro Forma Financials and Exhibits.

      (a) Financial Statements of Business Acquired.

          Not applicable.

      (b) Pro Forma Financial Information.

          Not applicable.

      (c) Exhibits.

          99.1 Press Release dated May 13, 2003

Item 9. Regulation FD Disclosure.

      The following information is furnished pursuant to Item 12, Disclosure of Results of Operations and Financial Condition. It is being furnished under Item 9 of this Form 8-K in accordance with interim guidance issued by the Securities and Exchange Commission in Release No. 33-8216.

      On May 13, 2003, Ultralife Batteries, Inc. (the "Company") issued a press release setting forth the Company's financial results for the first quarter of 2003. A copy of the Company's press release is attached hereto as Exhibit 99.1.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ULTRALIFE BATTERIES, INC.

Dated: May 13, 2003                           By: /s/Robert W. Fishback
                                                  ------------------------------
                                                  Robert W. Fishback
                                                  Vice President - Finance and
                                                  Chief Financial Officer

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                                Index to Exhibits

(99) Additional Exhibits

      99.1 Press Release dated May 13, 2003